EXHIBIT "99"

{GRAPHIC-LOGO] EAST TEXAS FINANCIAL SERVICES, INC.
               _________________________________________________________________
               1200 South Beckham - P.O.Box 6910 - Tyler, TX 75711-6910 - 903-593-1767 - Fax 903-593-1094


                                  NEWS RELEASE


For verification,  contact: Gerald W. Free, President and CEO
                   Derrell W. Chapman, Vice President/COO/CFO

Telephone:        (903) 593-1767
Fax:              (903) 593-1094

For immediate release, April 17, 1997

------------------------------------------------------------------------------

                       EAST TEXAS FINANCIAL SERVICES, INC.
                    REPORTS EARNINGS, DECLARES CASH DIVIDEND
                                      AND
                       ANNOUNCES STOCK REPURCHASE PROGRAM

Tyler,   Texas,  April  17,  1997,  ---East  Texas  Financial   Services,   Inc.
(NASDAQ:ETFS). the holding Company for First Federal Savings and Loan Association of Tyler, Texas, today reported that consolidated net income for the three months ended March 31, 1997, was $185,793 or $.19 per share, unchanged from the $.19 per share reported for the same period in 1996. For the six months ended March 31, 1997, the Company reported net income of $369,023 or $.37 per share, compared to $.40 per share for the six months ended March 31, 1996.

In conjunction with the release of earnings, Gerald W. Free, Vice Chairman of the Board, President and CEO, announced that the Company had declared a cash dividend of $.05 per share to be paid on May 28, 1997, to stockholders of record as of May 14, 1997.

In addition, Free stated that the Company intended to repurchase up to 53,964, approximately 5% of the its outstanding shares of stock. He stated that the shares will be repurchased in the open market over the next nine months at prevailing market prices from time to time depending upon market conditions.

President Free state that, "the Board of Directors believes that the repurchase represents an attractive investment opportunity and that the repurchase will benefit the Company and its stockholders." The repurchased shares will become treasury shares and will be used for issuance of shares in connection with the exercise of stock options as well as general corporate purposes.








                   Serving the Financial Needs of East Texas


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
Over the past three months, shares of the Company's stock have traded between $16.875 and $19.00 per share. At March 31, 1997, the Company had 1,079,285 shares of stock outstanding.

Capital levels for the Company's wholly owned subsidiary, First Federal Savings and Loan Association of Tyler, were reported, at March 31, 1997, as 16.2% for both tangible and core ratios. The minimum regulatory requirements for tangible and core capital ratios were 1.50% and 3.00% respectively. The Association's risk based capital ratio was 45.2% at quarter end as compared to the minimum 8.0% regulatory requirement.

At March 31, 1997, non-performing assets totaled $274,000 or .25% of total assets as compared to $450,000 or .39% of total assets at September 30, 1996. Non-performing loans equaled $198,000 or .38% of loans receivable at March 31, 1997, compared to $450,000 or .94% at September 30, 1996. Classified assets were reported as $906,000 or .81% of total assets at March 31, 1997, compared to $999,000 or .87% of total assets at September 30, 1996.

East Texas Financial Services, Inc., is the holding company for First Federal Savings and Loan Association of Tyler, Texas, which presently operates two full service offices and one loan agency in the Tyler area.

The Company's stock is traded under the symbol "ETFS: on the NASDAQ National Market System and is listed in mostly daily newspapers as "EastTxFnl".

                                  EAST TEXAS FINANCIAL SERVICES, INC.
                            CONSOLIDATED STATEMENTS OF FINANCIAL CONDIITON

                                                                       March 31,        September 30,
                                                                         1997               1996
                                                                    -------------      -------------
                                                                     (Unaudited)
                   ASSETS
Cash and due from banks .......................................     $     497,869      $     704,615
Interest-bearing deposits with banks ..........................         7,031,396          4,995,032
Interest earning time deposits with financial institutions ....         1,663,573          1,663,573
Federal funds sold ............................................           309,230            480,285
Investment securities held-to-maturity (estimated market
     value of $25,992,393 at March 31, 1997, and $30,114,685
     at September 30, 1996) ...................................        26,108,843         30,138,744
Mortgage-backed securities held-to-maturity (estimated
     market  value of $21,283,941 at March 31, 1997,
     and  $25,383,579 at September 30, 1996) ..................        20,857,307         24,948,793
Loans receivable, net of allowance for credit
losses of $273,659 at March 31, 1997, and
     $289,120 at September 30, 1996 ...........................        51,797,970         47,925,067
Accrued interest receivable ...................................           900,672            930,657
Federal Home Loan Bank stock, at cost .........................           976,100            948,500
Premises and equipment ........................................           943,086            970,184
Foreclosed real estate, net of allowances of $-0- .............            76,224                  0
Deferred income taxes .........................................           117,223            130,825
Mortgage servicing rights .....................................           130,327            119,845
Other assets ..................................................           279,570            416,816
                                                                    -------------      -------------

         Total Assets .........................................     $ 111,689,390      $ 114,372,936
                                                                    =============      =============

                   LIABILITIES AND STOCKHOLDERS' EQUITY

Liabilities:
     Demand deposits ..........................................     $   1,686,177      $   2,889,861
     Savings and NOW deposits .................................        10,399,745         11,099,604
     Other time deposits ......................................        77,704,798         77,671,666
                                                                    -------------      -------------
         Total deposits .......................................        89,790,720         91,661,131


     Advances from borrowers for taxes and
     insurance ................................................           387,053            917,222
     Federal income taxes
           Current ............................................            (3,854)             5,044
           Deferred ...........................................                 0                  0
     Accrued expenses and other liabilities ...................           265,572            858,926
                                                                    -------------      -------------

         Total Liabilities ....................................        90,439,491         93,442,323

                                   -8-

                                  EAST TEXAS FINANCIAL SERVICES, INC.
                            CONSOLIDATED STATEMENTS OF FINANCIAL CONDIITON

                                                                       March 31,        September 30,
                                                                         1997               1996
                                                                    -------------      -------------
                                                                     (Unaudited)
Stockholders' equity:
     Preferred stock, $0.01 par value, 500,000
     shares authorized, none outstanding
     Common stock, $.01 par value, 5,500,000 shares authorized,
     1,256,387 shares issued ..................................            12,564             12,564
     Additional paid-in capital ...............................        12,112,516         12,112,516
     Deferred compensation - RRP shares .......................          (387,938)          (446,129)
     Unearned employee stock ownership plan shares ............          (763,206)          (763,206)
     Retained earnings (substantially restricted) .............        13,072,976         12,811,881
     Treasury stock, 177,102 shares at cost ...................        (2,797,013)        (2,797,013)
                                                                    -------------      -------------


         Total stockholders' equity ...........................        21,249,899         20,930,613
                                                                    -------------      -------------

         Total liabilities and stockholders' equity ...........     $ 111,689,390      $ 114,372,936
                                                                    =============      =============



                                      EAST TEXAS FINANCIAL SERVICES, INC.
                                       CONSOLIDATED STATEMENTS OF INCOME

                                                             Three Months                   Six Months
                                                            Ended March 31,               Ended March 31,
                                                              (Unaudited)                   (Unaudited)
                                                          1997           1996           1997           1996
                                                       ----------     ----------     ----------     ----------
INTEREST INCOME Loans receivable:
        First mortgage loans .....................     $1,005,529     $  860,684     $1,973,167     $1,726,091
        Consumer and other loans .................         20,401         18,951         40,928         38,110
   Investment securities .........................        539,240        603,547      1,110,159      1,231,821
   Mortgage-backed securities ....................        389,152        523,206        810,586      1,085,052
                                                       ----------     ----------     ----------     ----------

          Total interest income ..................      1,954,322      2,006,388      3,934,840      4,081,074
                                                       ----------     ----------     ----------     ----------

INTEREST EXPENSE
   Deposits ......................................      1,094,930      1,131,328      2,204,602      2,274,192
                                                       ----------     ----------     ----------     ----------

          Total interest expense .................      1,094,930      1,131,328      2,204,602      2,274,192
                                                       ----------     ----------     ----------     ----------

          Net interest income before provision
            for loan losses ......................        859,392        875,060      1,730,238      1,806,882

   Provision for loan losses .....................              0              0          5,000              0
                                                       ----------     ----------     ----------     ----------

          Net interest income after provision
            for loan losses ......................        859,392        875,060      1,725,238      1,806,882
                                                       ----------     ----------     ----------     ----------

NONINTEREST INCOME
   Gain (loss) on sales of interest-earning assets         18,243         30,210         31,322         57,960
   Loan origination and commitment fees ..........         10,074         28,111         27,293         37,542
   Loan servicing fees ...........................         15,251         29,377         46,937         59,988
   Other .........................................         16,985          8,836         32,415         30,550
                                                       ----------     ----------     ----------     ----------

          Total noninterest income ...............         60,553         96,534        137,967        186,040
                                                       ----------     ----------     ----------     ----------











                                                     -10-

                                      EAST TEXAS FINANCIAL SERVICES, INC.
                                 CONSOLIDATED STATEMENTS OF INCOME (continued)

                                                             Three Months                   Six Months
                                                            Ended March 31,               Ended March 31,
                                                              (Unaudited)                   (Unaudited)
                                                          1997           1996           1997           1996
                                                       ----------     ----------     ----------     ----------
NONINTEREST EXPENSE
   Compensation and benefits .....................        418,099        385,840        845,754        787,823
   Occupancy and equipment .......................         38,196         35,855         72,060         74,918
   SAIF deposit insurance premium ................          3,124         55,344         51,175        112,383
   (Gain) loss on foreclosed real estate .........          5,633          1,768          5,691          4,852
   Other .........................................        162,273        156,713        302,210        296,356
                                                       ----------     ----------     ----------     ----------

          Total noninterest expense ..............        627,325        635,520      1,276,890      1,276,332
                                                       ----------     ----------     ----------     ----------

Income (loss) before provision for income taxes ..        292,620        336,074        586,315        716,590

Income tax expense (benefit) .....................        106,827        122,612        217,292        260,801
                                                       ----------     ----------     ----------     ----------

NET INCOME (LOSS) ................................     $  185,793     $  213,462     $  369,023     $  455,789
                                                       ==========     ==========     ==========     ==========

Earnings per common share ........................     $     0.19     $     0.19     $     0.37     $     0.40



























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